48751 1/99

Prospectus Supplement
dated January 1, 1999 to class Y prospectuses of:

Putnam Asset Allocation Funds: Balanced Portfolio
Putnam Asset Allocation Funds: Conservative Portfolio
Putnam Asset Allocation Funds: Growth Portfolio
Putnam Diversified Income Trust
Putnam U.S. Government Income Trust
Prospectuses dated January 30, 1998

Putnam Global Growth Fund
The Putnam Fund for Growth and Income
Putnam Income Fund
Prospectuses dated February 28, 1998

Putnam Intermediate U.S. Government Income Fund
Prospectus dated March 30, 1998

Putnam Growth and Income Fund II
Prospectus dated March 30, 1998, as revised June 30, 1998

Putnam Equity Income Fund
Prospectus dated March 30, 1998, as revised August 30, 1998

Putnam Voyager Fund
Prospectus dated November 30, 1998

The eligibility requirements for class Y shares set forth in "How to buy shares" are changed to the following:

A defined contribution plan (including a corporate IRA) is eligible to purchase class Y shares if
O    the plan, its sponsor and other employee benefit plans
  of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or
O    the plan's sponsor confirms a good faith expectation
  that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $150 million (using the higher of purchase price or current market value) within one year of initial purchase, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.